Exhibit 99.1

Fluidigm Announces $250 Million Strategic Capital Infusion from

Casdin Capital and Viking Global Investors and Rebranding to Standard BioTools Inc.

Mission to Reinvigorate Growth through Optimization of Mass Cytometry and Microfluidics Platforms and Portfolio Expansion via Strategic Acquisitions

Dr. Michael Egholm, Former CTO of Danaher Life Sciences, to Assume Role of CEO and Join Board of Directors Following Close; Alex Kim, Former President of Milliken & Company’s Healthcare Division, to Assume Role of COO

Eli Casdin, CIO of Casdin Capital, and Dr. Martin Madaus, Former Chairman and CEO of Millipore and Ortho Clinical Diagnostics, to Join Board of Directors Following Close

SOUTH SAN FRANCISCO, Calif., Jan. 24, 2022 – Fluidigm Corporation (NASDAQ:FLDM), today announced that its Board of Directors has unanimously approved a $250 million investment by leading life sciences investors Casdin Capital, LLC (“Casdin”) and Viking Global Investors LP (“Viking”).

The investment will significantly advance the Company’s mission through new organic and inorganic growth initiatives while optimizing its cost structure. Upon closing of the investment, which is expected in late Q1, Fluidigm will change its name to Standard BioTools Inc., better reflecting its ambitions to become an essential solutions partner to the life science industry focused on the highest growth areas of biological discovery and development.

Dr. Carlos V. Paya, chairman of Fluidigm, said, “This investment is the culmination of our Board’s comprehensive review of a wide range of options to maximize stockholder value. Casdin and Viking are leading investors with proven records of partnering with life sciences and biotechnology-focused companies to drive growth, scale, financial performance and value creation. This significant capital infusion and strategic initiative will not only strengthen our balance sheet but accelerate growth and innovation to create significant value for all stakeholders.”

A New Chapter of Focused Execution, Cost Structure Optimization and High Growth Initiatives

Upon closing, it is expected that the $250 million of new capital will fuel a realization of identified growth and cost opportunities within the Company’s two major platforms, mass cytometry and microfluidics, and allow for new growth drivers as management pursues and consolidates complementary technologies across the life science ecosystem.

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Optimizing the cost structure. The management team, led by Dr. Michael Egholm, will focus on cost structure optimization, including improvements in manufacturing. Further, as the Company continues to work toward being sustainably cash flow positive, it intends to have a leaner general and administrative expense structure and sales and marketing spend aligned to support high growth areas.

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Achieving significantly greater breadth and scale. Researchers are dependent on a wide variety of technologies that are most often supplied by under resourced and under scaled providers. With a strong platform and deeply experienced management team, the Standard BioTools corporate mission will accelerate growth both organically and, importantly, inorganically to deliver breadth and scale to the Company.

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Leveraging a larger menu to expanding customer base. Currently, customer reach is constrained to basic research, and the Company will invest in direct sales and marketing that expand its relationships deeper into the life science ecosystem, including large bio-pharma, emerging biotech and diagnostic companies and the broader CRO and CMO service provider network.

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Accelerating growth in mass cytometry. With particular emphasis to expand its CyTOF® and IMC platforms to further support translational and clinical research, the Company intends to simplify the design and execution of deep cell profiling, standardize sample analysis with reproducible workflows and automation and significantly advance capabilities for novel therapeutic development.

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Realizing and rationalizing opportunities in targeted high profit areas within microfluidics. The Company will focus on targeted end-applications (e.g., proteomics, biomarker analysis) and key partnerships (e.g., Olink Bioscience) while rationalizing business processes and execution.

“We are witnessing the next wave of innovation in the life science tools industry, one that promises to advance biologic insight, deliver powerful products, and substantial returns for investors,” said Chief Investment Officer and Casdin Founder, Eli Casdin. “That said, to fully realize this vision requires scale and execution, a persistent bottleneck in our industry. This transformative transaction brings a world class team, a large quantum of capital, and a clear strategic vision to optimize, consolidate and drive profitability towards becoming a leading diverse life science tools provider. It’s an exciting time and a great way to kick off the new year!”

“The Company has vast untapped potential in bringing its leading technologies, such as CyTOF®, to a broader set of biopharma and pharma customers worldwide,” said Dr. Martin D. Madaus, former chairman and CEO of Millipore Corporation and Ortho Clinical Diagnostics.

Management Transitions and Governance

Upon closing, Dr. Egholm will serve as President and CEO and as a member the Board of Directors. Egholm will succeed Chris Linthwaite, who continues as Fluidigm’s Chief Executive Officer until the earlier of closing or May 15, 2022, and who will remain in an advisory role until November 30, 2022 to ensure a smooth transition.

Egholm has over 25 years of proven leadership in developing and commercializing innovative technologies. His prior senior roles include being the Chief Technology Officer of Danaher Life Sciences and leading Danaher’s corporate venture fund. While at Danaher, he led Pall’s Biopharm business and redesigned its go-to-market structure, leading to its multibillion-dollar revenue today. Egholm was the Chief Technology Officer at Pall, where he reestablished Pall as a technology leader, and at 454 Life Sciences Corporation, the first company to successfully commercialize Next Gen Sequencing.

Additionally, Alex Kim will join as Chief Operating Officer and lead transformation activities. Kim was most recently President of the Healthcare Division at Milliken & Company. Previously, Kim was Senior Vice President, Corporate Strategy and Business Development at Pall Corporation and spent a decade at Danaher in various roles. He has an MBA from Stanford University.

“I look forward to leading this outstanding team as we continue to pioneer new technologies and capabilities within discovery and translational research,” said Egholm. “Our new vision will focus on the highest ROI areas, while balancing growth with a reset cost structure. I am eager to work closely alongside Alex and the management team to achieve this transformation, and am confident that our tool set will accelerate breakthroughs in human health.”

Paya added, “On behalf of the entire Board, I want to thank Chris for his contributions. With the investment, the Company will now be able to fully fund the execution of many key strategic initiatives that began under Chris’ tenure, including expanding mass cytometry and CyTOF® XT capabilities, and focusing on protein biomarkers and proteomics within microfluidics. We will continue to benefit from Chris’ expertise as he transitions to an advisory role and wish him the best in his future endeavors.”

In connection with the investment, Casdin and Viking each will be entitled to appoint one director to the Standard BioTools Board. Casdin has chosen Eli Casdin as its Board appointee and Viking has selected Dr. Martin D. Madaus. Two current company directors will step down at the closing of the investment such that the Board will continue to comprise seven directors.

Paya concluded, “Casdin and Viking’s capital infusion is a strong endorsement of Standard BioTools’ growth prospects and long-term success. On behalf of the entire Board, I look forward to working with Eli and Martin as they bring their additive expertise in life sciences, healthcare, diagnostic tools and investment management to help the Company realize the highest growth opportunities within biological discovery and development.”

Investment Terms and Approvals

Under the terms of the agreement, Casdin and Viking will purchase $250 million aggregate principal amount of zero-coupon convertible preferred shares with a conversion price of $3.40 per share. The conversion price represents a conversion premium of approximately 19.7 percent over the closing price of Fluidigm’s common stock of $2.84 per share on January 21, 2022. On an as-converted basis, the preferred shares will represent approximately 42.4 percent of Fluidigm’s pro forma shares outstanding. From the $250 million aggregate investment commitment, Casdin and Viking are providing immediate financing of $25 million in the form of convertible unsecured term loans to support Fluidigm’s continuing operations. It is expected that these loans, which will bear an initial interest rate of 10 percent per annum, payable in kind, will be converted into preferred shares in connection with the approval of the investment by Fluidigm stockholders. Additional information may be found in the Form 8-K that will be filed today with the U.S. Securities and Exchange Commission.

The transaction, which is expected to close in the first quarter of 2022, is subject to the satisfaction of customary closing conditions, including approval by Fluidigm stockholders and applicable regulatory approvals.

Advisors

Jefferies is serving as financial advisor to Fluidigm and Wilson Sonsini Goodrich & Rosati, Professional Corporation is serving as legal advisor.

Centerview Partners LLC is serving as financial advisor to Casdin and Viking. Legal advisors are Paul, Weiss, Rifkind, Wharton & Garrison LLP serving Casdin and Kirkland & Ellis LLP serving Viking.

About Eli Casdin

Eli Casdin, Chief Investment Officer and Founder, founded Casdin Capital in 2011. For the last 16 years he has analyzed and invested in disruptive technologies and business models in life sciences and healthcare. Prior to founding Casdin Capital, Mr. Casdin was a vice president at Alliance Bernstein “thematic” based investment group where he researched and invested in the implications of new technologies for the life science and healthcare sectors. Mr. Casdin’s Alliance Bernstein black book, “The Dawn of Molecular Medicine” detailed the early yet already accelerating wave of innovations in life sciences, and the next wave of investment opportunities. His prior experience includes time at Bear Stearns and Cooper Hill Partners, a healthcare focused investment firm. He earned a B.S. from Columbia University and an MBA from Columbia Business School.

About Dr. Martin D. Madaus

Dr. Martin D. Madaus is a serial global healthcare CEO, board member, investor and strategy consultant with 30 years of experience in Diagnostics and Life Science Tools. He has a track record for delivering outstanding results by transforming large and complex businesses. He currently works for The Carlyle Group as an Operating Executive and serves as Chairman of Unchained Labs, Ultivue, Inc., Emulate Bio, Lead Director at Quanterix Corporation (QTRX) and Director at Candela Medical. He was Chairman and Chief Executive Officer at Ortho-Clinical Diagnostics, Inc. (OCD) from June 2015 until February of 2019 leading the carve-out from JNJ and the business turnaround. He was Chairman, President and Chief Executive Officer of Millipore Corporation (NYSE: MIL) from January 2005 to July 2010 until the $7.2 billion acquisition by Merck KGaA, Germany.

About Fluidigm

Fluidigm (Nasdaq:FLDM) focuses on the most pressing needs in translational and clinical research, including cancer, immunology, and immunotherapy. Using proprietary CyTOF® and microfluidics technologies, we develop, manufacture, and market multi-omic solutions to drive meaningful insights in health and disease, identify biomarkers to inform decisions, and accelerate the development of more effective therapies. Our customers are leading academic, government, pharmaceutical, biotechnology, plant and animal research, and clinical laboratories worldwide. Together with them, we strive to increase the quality of life for all. For more information, visit fluidigm.com.

Fluidigm, the Fluidigm logo and CyTOF are trademarks and/or registered trademarks of Fluidigm Corporation or its affiliates in the United States and/or other countries. All other trademarks are the sole property of their respective owners. Fluidigm products are provided for Research Use Only. Not for use in diagnostic procedures.

Available Information

Fluidigm uses its website (fluidigm.com), investor site (investors.fluidigm.com), corporate Twitter account (@fluidigm), Facebook page (facebook.com/Fluidigm), and LinkedIn page (linkedin.com/company/fluidigm-corporation) as channels of distribution of information about its products, its planned financial and other announcements, its attendance at upcoming investor and industry conferences, and other matters. Such information may be deemed material information, and Fluidigm may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Fluidigm’s website and our social media accounts in addition to following its press releases, SEC filings, public conference calls, and webcasts.

About Casdin Capital

Casdin Capital, LLC is a New York-based research investment firm focused on the innovations currently reshaping life sciences and healthcare. Founded in 2011, and with an eye to long-term returns and disruptive technologies, Casdin Capital is a trusted investor-partner in both private and public companies, collaborating with industry leaders to fuel their visions, adding energy, insight, and experience to the firm’s over $3 billion under management. For more information, please visit casdincapital.com.

About Viking Global Investors

Founded in 1999, Viking is a global investment management firm that manages approximately $48 billion of capital for its investors. It has offices in Greenwich, New York, Hong Kong, London, and San Francisco and is registered as an investment adviser with the U.S. Securities and Exchange Commission. For more information, please visit www.vikingglobal.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding: Fluidigm’s planned use of the proceeds from the transactions described in this communication (the “Transaction”); cost structure optimization; acceleration of growth; investments to expand Fluidigm’s customer base; plans for Fluidigm’s products; the expected timing and closing of the investment; and other expectations for Fluidigm following the closing of the Transaction. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to risks relating to: Fluidigm’s liquidity position and financing requirements; any failure to obtain required stockholder approval of the Transaction; the possibility that the conditions to the closing of the Transaction are not satisfied; potential litigation relating to the Transaction; uncertainties as to the timing of the consummation of the Transaction; the ability of each party to consummate the Transaction; possible disruption related to the Transaction to Fluidigm’s current plans and operations, including through the loss of customers and employees; changes in Fluidigm’s business or external market conditions; the impact of the Covid-19 pandemic and related government mandate; interruptions or delays in the supply of components or materials for, or manufacturing of, Fluidigm products; Fluidigm’s ability to achieve its expected strategic, financial and operational plans. Information on these and additional risks and uncertainties and other information affecting Fluidigm’s business and operating results is contained in its Annual Report on Form 10-K for the year ended December 31, 2020, and in its other filings with the Securities and Exchange Commission (the “SEC”). These forward-looking statements speak only as of the date of this communication. Fluidigm disclaims any obligation to update these forward-looking statements except as may be required by law.

Additional Information and Where to Find It

Fluidigm, its directors and certain executive officers are participants in the solicitation of proxies from shareholders in connection with the Transaction. Fluidigm plans to file a proxy statement (the “Transaction Proxy Statement”) with SEC in connection with the solicitation of proxies to approve the Transaction.

Nicolas M. Barthelemy, Gerhard F. Burbach, Laura M. Clague, Bill W. Colston, S. Christopher Linthwaite, Carlos V. Paya and Ana K. Stankovic, all of whom are members of Fluidigm’s Board of Directors, and Vikram Jog, who is Fluidigm’s Chief Financial Officer, are participants in Fluidigm’s solicitation. Other than Mr. Linthwaite, none of such participants owns in excess of 1% of Fluidigm’s common stock. Mr. Linthwaite may be deemed to own approximately 1% of Fluidigm’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Transaction Proxy Statement and other relevant documents to be filed with the SEC in connection with the Transaction. Information relating to the foregoing can also be found in Fluidigm’s definitive proxy statement for its 2021 Annual Meeting of Shareholders (the “2021 Proxy Statement”), which was filed with the SEC on April 14, 2021. To the extent that holdings of Fluidigm’s securities by such persons have changed since the amounts printed in the 2021 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

In addition, Eli Casdin and Dr. Martin D. Madaus are participants in Fluidigm’s solicitation. Neither Mr. Casdin nor Dr. Madaus owns in excess of 1% of Fluidigm’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Transaction Proxy Statement and other relevant documents to be filed with the SEC in connection with the Transaction.

Promptly after filing the definitive Transaction Proxy Statement with the SEC, Fluidigm will mail the definitive Transaction Proxy Statement and a WHITE proxy card to each shareholder entitled to vote at the special meeting to consider the Transaction. SHAREHOLDERS ARE URGED TO READ THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT FLUIDIGM WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain, free of charge, the preliminary and definitive versions of the Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Fluidigm with the SEC in connection with the Transaction at the SEC’s website (http://www.sec.gov). Copies of Fluidigm’s definitive Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Fluidigm with the SEC in connection with the Transaction will also be available, free of charge, at Fluidigm’s investor relations website (investors.fluidigm.com) or by writing to Fluidigm Corporation, Attention: Investor Relations, 2 Tower Place, Suite 2000, South San Francisco, CA 94080.

Contacts:

Media:

Mark Spearman

VP, Corporate Communications

Fluidigm Corporation

650 243 6621

mark.spearman@fluidigm.com

Investors:

Peter DeNardo

415 389 6400

ir@fluidigm.com